Prospectus and Summary Prospectus
Supplement

September 2, 2015

Morgan Stanley Institutional Fund Trust

Supplement dated September 2, 2015 to the Morgan Stanley Institutional Fund Trust Prospectus and Summary Prospectus, each dated April 30, 2015

Limited Duration Portfolio (Class C) (the "Portfolio")

Effective upon the consummation of a reorganization of Morgan Stanley Limited Duration U.S. Government Trust into the Portfolio or, if the reorganization is not consummated, on or about December 7, 2015 (the "Effective Date"), the Board of Trustees of Morgan Stanley Institutional Fund Trust, on behalf of the Portfolio, has approved various changes with respect to the Portfolio, including (i) changing the Portfolio's name to Short Duration Income Portfolio; (ii) changing the Portfolio's principal investment policy as detailed below; (iii) changing the Portfolio's primary benchmark index to the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index; (iv) reducing the advisory fee to 0.20% of the average daily net assets of the Portfolio; and (v) decreasing the maximum expense ratio with respect to Class C shares of the Portfolio to 1.30%. In determining the actual amount of fee waiver and/or expense reimbursement for the Portfolio, if any, the Adviser to the Portfolio, Morgan Stanley Institutional Management Inc., excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation).

Currently, in seeking to achieve the Portfolio's investment objective of above-average total return over a market cycle of three to five years, the Portfolio normally invests at least 80% of its assets in fixed income securities, primarily in U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.

On the Effective Date, the Portfolio's principal investment policy will change such that the Portfolio will, under normal circumstances, seek to achieve its investment objective of above-average total return over a market cycle of three to five years by investing substantially all of its assets in investment grade fixed income securities denominated in US dollars, while seeking to maintain an overall duration of its portfolio of approximately one year or less.

In addition, on the Effective Date, the Portfolio will no longer invest in stripped mortgage-backed securities or inverse floating rate obligations. Accordingly, all references to those investment types are hereby deleted from the Portfolio's Prospectus as of the Effective Date.

Please retain this supplement for future reference.

  C-IFTFISPT-0915

Statement of Additional Information Supplement

September 2, 2015

Morgan Stanley Institutional Fund Trust

Supplement dated September 2, 2015 to the Morgan Stanley Institutional Fund Trust (the "Fund") Statement of Additional Information dated April 30, 2015

Limited Duration Portfolio (Class C)
(the "Portfolio")

The information in the table under the section of the Fund's Statement of Additional Information entitled "The Portfolios' Investments and Strategies" which summarize the permissible investments and strategies for the Portfolio is hereby deleted and replaced, on or about December 7, 2015, with the following:

Limited Duration Portfolio
Investments:
ADRs	✓
Agencies	✓
Asset-Backed Securities	✓
Borrowing	✓
Brady Bonds	✓
Cash Equivalents	✓
Commercial Paper	✓
Common Stock
Convertibles	✓
Corporates	✓
Depositary Receipts	✓
Derivatives	✓
Emerging Market Securities	✓
Equity Securities
Fixed Income Securities	✓
Floaters	✓
Foreign Currency	✓
Foreign Securities	✓
Forwards	✓
Futures Contracts	✓
High Yield Securities	✓

Limited Duration Portfolio
Inverse Floaters
Investment Companies	✓
Investment Funds
Investment Grade Securities	✓
Loan Participations and Assignments
Mortgage Related Securities	✓
— Mortgage-Backed Securities	✓
— Collateralized Mortgage Obligations	✓
— Stripped Mortgage-Backed Securities
— Commercial Mortgage-Backed Securities	✓
Municipals
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓
Options	✓
Preferred Stock	✓
Public Bank Loans
Real Estate Investing
— Real Estate Investment Trusts
— Foreign Real Estate Companies
Repurchase Agreements	✓
Reverse Repurchase Agreements	✓
Rights
Securities Lending	✓
Short Selling	✓
Structured Investments	✓

Limited Duration Portfolio
Swaps	✓
U.S. Government Securities	✓
Warrants
When-Issued and Delayed Delivery Securities and Forward Commitments	✓
When, As and If Issued Securities	✓
Yankee and Eurobond Obligations	✓
Zero Coupons	✓

Please retain this supplement for future reference.